SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:               February 28, 2006
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                      (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

               STRATS(SM) Trust For Procter & Gamble Securities, Series 2006-1
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              (Exact Name of Registrant as Specified in Charter)

                                                    333-111858-19
Delaware                                              001-32822                     52-2316399
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(State or Other                               (Commission  File Number)           (I.R.S. Employer
Jurisdiction of Incorporation)                                                    Identification No.)
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One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                     28288
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(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
                                                          --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
   (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 8.01.     Other Events
               ------------

On February 28, 2006, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $33,000,000 (by aggregate principal amount) of 5.80% Notes due
August 15, 2034 (the "Underlying Securities"), issued by The Procter & Gamble
Company to the STRATS(SM) Trust For Procter & Gamble Securities, Series 2006-1
(the "Trust") established by SFSI, which issued 1,320,000 Floating Rate
STRATS(SM) Certificates, Series 2006-1, issued pursuant to a base trust agreement, dated as of February 28, 2006 (the "Base Trust Agreement"), between
SFSI and The Bank of New York, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of February 28, 2006 (the "Series
Supplement" and, together with the Base Trust Agreement, the "Trust
Agreement"), between SFSI and the Trustee.

ITEM 9.01.   Financial Statements and Exhibits
             ---------------------------------


(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                  Description
-------------                -----------

   4.1               Series Supplement, dated as of February 28, 2006.

   4.2               Base Trust Agreement, dated as of February 28, 2006.

  10.1 ISDA Master Agreement, dated as of February 28, 2006, including the Schedule and Credit Support Annex thereto
                     (as supplemented by Confirmation number 1357973 and 1357967) (included as Exhibit D to the Series
                     Supplement filed as Exhbiit 4.1 hereto)



                                       2

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SYNTHETIC FIXED-INCOME SECURITIES,
                                     INC.


                                     /s/    James Whang
                                     ------------------
                                     Name:  James Whang
                                     Title: Managing Director

February 28, 2006

                                       3
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INDEX TO EXHIBITS
    Exhibit No.                          Description
    -----------                          -----------

        4.1           Series Supplement, dated as of February 28, 2006.

        4.2           Base Trust Agreement, dated as of February 28, 2006.

        10.1 ISDA Master Agreement, dated as of February 28, 2006, including the Schedule and Credit Support Annex thereto (as supplemented by Confirmation number 1357973 and 1357967) (included as Exhibit D to the Series Supplement filed as Exhbiit 4.1 hereto)